32.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Quynh Hoa T. Tran, the Chief Executive Officer and Chief Financial Officer of Public Company Management Corporation (the “Company”), hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)            The Quarterly Report on Form 10-Q of the Company for the nine months ended June 30, 2023 (“Form 10-Q”) fully complies with the requirements of Section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(2)            The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this Form 10-Q.

Date: August 21, 2023	/s/ Quynh Hoa T. Tran
Quynh Hoa T. Tran,
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Public Company Management Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.